UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2016

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16666 Northchase Drive

Houston, Texas 77060

(Address of Principal Executive Offices) (Zip Code)

(281) 836-8000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Incentive Program for 2016

On February 18, 2016, the compensation committee of our board of directors (the “Committee”) adopted a short-term incentive program (the “2016 Incentive Program”) to provide the short-term cash incentive compensation element of our total direct compensation program for this year.  The Committee set the cash incentive target under the 2016 Incentive Program for each of our named executive officers set forth below (the “Named Executive Officers”), as a specified percentage of his respective base salary:

Executive Officer	Title	2016 Cash Incentive Target (% of base salary)
D. Bradley Childers	President and Chief Executive Officer	110
David S. Miller	Senior Vice President and Chief Financial Officer	70
Robert E. Rice	Senior Vice President and Chief Operating Officer	70
Donald C. Wayne	Senior Vice President, General Counsel and Secretary	65

Each Named Executive Officer’s potential cash incentive payout ranges from 0% to 200% of his respective target, as may be adjusted by the Committee in its discretion.  In addition, the Committee has the discretion to increase each individual’s actual bonus payment above 200% of his respective target.

Actual payouts under the 2016 Incentive Program will be based on the Committee’s assessment of our performance for 2016 relative to one or more of the following performance indicators, as well as such other factors or criteria that the Committee in its discretion deems appropriate:

•                  Financial and operational performance, including operating cash flow, operating horsepower and a consolidated debt ratio;

•                  Safety, to be assessed by specific corporate and group metrics, including the incident rate for recordable injuries;

•                  Service quality, to be assessed by various group metrics, including equipment service availability; and

•                  People, to be assessed by successful implementation of various group initiatives intended to optimize and enhance our company culture.

The Committee intends to award performance-based short-term incentive compensation under the 2016 Incentive Program based on its assessment of: (i) for all Named Executive Officers, overall company financial and operating performance, including operating cash flow, operating horsepower and a consolidated debt ratio, (ii) for each Named Executive Officer other than Messrs. Childers and Miller, each officer’s operating unit performance relative to the performance indicators, (iii) each Named Executive Officer’s individual contribution toward our company and/or operating unit performance, including his demonstrated leadership and implementation of our business strategy, (iv) the recommendations of our Chief Executive Officer (other than with respect to himself), and (v) any other factors or criteria that the Committee may choose to consider, in its discretion. No specific weight will be given to any of these factors. The Committee has reserved the right to modify the list of performance indicators, as well as target levels of one or more of these indicators, in its discretion based on internal and external developments during the course of 2016.

Adoption of Performance Unit Award Notice

On February 18, 2016, the Committee adopted a new form of Award Notice and Agreement for Performance Units (the “Performance Unit Award Notice”), which sets forth the terms for grants to officers and employees of performance units with tandem dividend equivalents under the Archrock, Inc. 2013 Stock Incentive Plan (the “Plan”).  Among other things, the Performance Unit Award Notice provides for (i) notice of the number of units that will be earned and paid if the performance objectives are met at the target level, the performance period, the performance objectives and the vesting schedule of the award, (ii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment as a result of death or disability based upon the performance objectives achieved through the date of such termination (or, if such achievement has not yet been determined, at target), (iii) forfeiture of the unvested award in the event of the grantee’s termination of employment other than for death or disability, unless the Committee directs otherwise, (iv) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment without cause, by the grantee for good reason or due to the grantee’s death or disability, in any case, within 18 months following a change of control and (v) determination by the Committee of the level of performance achieved during the performance period (or, if shorter, through the date of the change in control) based on the performance objectives.  If a change in control occurs prior to the end of the performance period, the Committee has the authority to determine the level of achievement of the performance objectives through the date of such change in control (or, if no determination reasonably can be made, achievement will be deemed to occur at target level).

Following the performance period (or, if earlier, on the date of a change in control), the Committee will certify the level of performance achieved  and the number of performance units that become earned (which will equal the target performance units multiplied by the applicable achievement level (or, in the event of the grantee’s death or disability or a corporate change in connection with which the Committee cannot reasonably determine the level of achievement, the target achievement level)).  The Performance Unit Award Notice also provides for (i) payment of the earned performance units that vest in cash in an amount equal to the fair market value of an equivalent number of shares of our common stock on the vest date, and (ii) non-transferability of the award other than in accordance with the terms of the Plan. Awards granted under the Performance Unit Award Notice have a one-year performance period  and time-vest one-third per year over a three-year period, subject to continued service through each vesting date.  Grantees are also entitled to receive payments in cash equal to each dividend we make in respect of the shares of common stock underlying the performance units, payable as and when such dividends are paid generally to our stockholders, except that no such payments will be made prior to the date on which a performance unit satisfies the applicable performance objectives and becomes an earned unit.

The foregoing summary is qualified in its entirety by reference to the Performance Unit Award Notice, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Adoption of Restricted Stock Award Notice

On February 18, 2016, the Committee adopted a form of Award Notice and Agreement for Time-Vested Restricted Stock (the “Restricted Stock Award Notice”), which sets forth the terms for grants to officers and employees of restricted shares of our common stock under the Plan.  Among other things, the Restricted Stock Award Notice provides for (i) notice of the amount and vesting schedule of the award, (ii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment as a result of death or disability, (iii) forfeiture of the unvested portion of the award in the event of the grantee’s termination of employment other than as a result of death or disability, unless the Committee directs otherwise, (iv) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment by the company without cause, by the grantee for good reason or due to the grantee’s death or disability, in each case, within 18 months following a change of control and (v) non-transferability of the award other than in accordance with the terms of the Plan.  Awards granted under the Restricted Stock Award Notice vest one-third per year over a three-year period, subject to continued service through each vesting date.

The foregoing summary is qualified in its entirety by reference to the Restricted Stock Award Notice, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Adoption of Stock-Settled Restricted Stock Unit Award Notice

On February 18, 2016, the Committee adopted a form of Award Notice and Agreement for Time-Vested Stock-Settled Restricted Stock Units (the “Stock-Settled RSU Award Notice”), which sets forth the terms for grants to officers and employees of stock-settled restricted stock units with tandem dividend equivalents under the Plan.  The terms of the Stock-Settled RSU Award Notice are substantially similar to the terms of the Restricted Stock

Award Notice described above, and grantees are entitled to receive payments equal to each dividend we make, payable as and when such dividends are paid generally to our stockholders.  Awards granted under the Stock-Settled RSU Award Notice vest one-third per year over a three-year period, subject to continued service through each vesting date, and will be settled in shares of our common stock following each vesting date.

The foregoing summary is qualified in its entirety by reference to the Stock-Settled RSU Award Notice, a copy of which is filed as Exhibit 10.3 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Adoption of Director Common Stock Award Notice

On February 18, 2016, the Committee adopted a form of Award Notice and Agreement for Common Stock Award for Non-Employee Directors (the “Director Common Stock Award Notice”), which sets forth the terms for grants to our non-employee directors of shares of our common stock under the Plan.

The foregoing summary is qualified in its entirety by reference to the Director Common Stock Award Notice, a copy of which is filed as Exhibit 10.4 to this Form 8-K and is incorporated in this Item 5.02 by reference.

In connection with the receipt of an award under any of the award notices described in this report, the grantee must agree to abide by specified confidentiality and 18-month non-solicitation and non-competition covenants.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Archrock, Inc. Award Notice and Agreement for Performance Units
10.2	Form of Archrock, Inc. Award Notice and Agreement for Time-Vested Restricted Stock
10.3	Form of Archrock, Inc. Award Notice and Agreement for Time-Vested Stock-Settled Restricted Stock Units
10.4	Form of Archrock, Inc. Award Notice and Agreement for Common Stock Award for Non-Employee Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

/s/ David S. Miller
David S. Miller
Senior Vice President and Chief Financial Officer

Date: February 24, 2016

Exhibit Index

Exhibit No.	Description
10.1	Form of Archrock, Inc. Award Notice and Agreement for Performance Units
10.2	Form of Archrock, Inc. Award Notice and Agreement for Time-Vested Restricted Stock
10.3	Form of Archrock, Inc. Award Notice and Agreement for Time-Vested Stock-Settled Restricted Stock Units
10.4	Form of Archrock, Inc. Award Notice and Agreement for Common Stock Award for Non-Employee Directors